Exhibit 99.1

FOR IMMEDIATE RELEASE

Inogen Announces Board of Director Changes

Glenn Boehnlein, Kevin King and Mary Kay Ladone Appointed as Independent Directors

Goleta, California, March 23, 2022 – Inogen, Inc. (NASDAQ: INGN), a medical technology company offering innovative respiratory products for use in the homecare setting, today announced the appointment of Glenn Boehnlein, Kevin King, and Mary Katherine Ladone to Inogen’s Board of Directors, effective March 22, 2022. In conjunction with these appointments, Heath Lukatch (director since 2006), Benjamin Anderson-Ray (director since 2013), and Loren McFarland (director since 2013) retired from the Board.

Elizabeth Mora, Chairperson of the Board, said: “Maintaining a Board with diverse, fresh perspectives, skills, and experience to drive shareholder value is of utmost priority for Inogen and we are thrilled to welcome Glenn, Kevin, and Mary Kay to the Inogen Board. Each of them brings unique experiences and an extensive track record of helping guide and grow successful MedTech companies, which we believe positions them to support our overarching goal of transforming Inogen into a prominent leader in respiratory care.”

Ms. Mora continued, “Under the leadership of Nabil Shabshab, Inogen’s President and CEO, and his executive leadership team of industry veterans, we have continued to successfully execute on our strategic initiatives, including advancing our prescriber growth strategy and driving productivity and efficiency of our commercial operations. The addition of Glenn, Kevin and Mary Kay will further elevate the partnership between the Board and the executive team to advance Inogen’s transformation into a global respiratory care leader with durable and sustainable top-line growth and a path to bottom-line growth. On behalf of the entire Board and the executive leadership team, we welcome Glenn, Kevin and Mary Kay and look forward to working with them.”

Ms. Mora continued, “Heath, Ben and Loren’s partnership, input and guidance have been invaluable over their years of service to Inogen. I want to thank each of them for their commitment and for their many valuable contributions.  Each of Heath, Ben, and Loren joined the Board while Inogen was a private company, and their tenure has notably included our initial public offering in 2014 and the continued development of innovative oxygen therapy solutions designed to improve the lives of patients worldwide.”

In connection with the appointment of the new Board members, Inogen also reconstituted the committees of the Board. The committee chairs will be Glenn Boehnlein for the Audit Committee, Kevin King for the Compensation Committee, Heather Rider for the Nominating & Governance Committee, and Elizabeth Mora for the Compliance Committee. Inogen is maintaining the total number of members on its Board of Directors at seven and the Director Classes are Heather Rider and Elizabeth Mora in Class I, Nabil Shabshab, Kevin King, Mary Kay Ladone in Class II, and Kristen Miranda and Glenn Boehnlein in Class III.

Glenn Boehnlein Biography

Glenn S. Boehnlein currently serves as Vice President, Chief Financial Officer at Stryker Corporation (NYSE: SYK). In this role, Mr. Boehnlein is responsible for global finance activities which include corporate accounting, reporting, tax, treasury, and internal audit. Additionally, he is also responsible for global information technology and investor relations.

In 2003, Mr. Boehnlein began his career at Stryker as Chief Financial Officer for their Endoscopy division. Since then, he has served in roles of increasing responsibility at Stryker, including group CFO of MedSurg and Neurotechnology. Prior to joining Stryker, Mr. Boehnlein spent three years with MyPrimeTime as CFO, and prior to that, he was a partner and certified public accountant at Arthur Andersen.

Mr. Boehnlein holds a bachelor’s and master’s degree in accounting from Mississippi State University.

Kevin King Biography

Kevin King has over three decades of experience in the healthcare and IT industries in leadership roles. Until 2021, Mr. King served as Chief Executive Officer, President at iRhythm Technologies, Inc. (NASDAQ: IRTC). He recently announced his retirement from iRhythm’s Board of Directors.

Before joining iRhythm, Mr. King was President, Chief Executive Officer and Director of Affymetrix, Inc. (now part of Thermo Fisher Scientific), a previously publicly-traded technology innovator in the field of genetic analysis, where he spent four years. Prior to joining Affymetrix in 2007, Mr. King served as President and Chief Executive Officer of Thomson Healthcare, an information services business, which focused on a range of healthcare-related businesses.

Mr. King also held a number of senior executive positions at GE Healthcare and began his career in HP’s Medical Products Group

Mr. King has a bachelor’s degree in Economics and Biology from the University of Massachusetts and an M.B.A. from New Hampshire College. He also serves on the Board of two venture backed healthcare companies, Cleerly Health and Flosonics.

Mary Katherine Ladone Biography

Mary Katherine (Mary Kay) Ladone is an accomplished executive with over 30 years of experience serving large global healthcare companies. Until January 2022, Ms. Ladone served as Corporate Officer and Senior Vice President, Corporate Development, Strategy & Investor Relations at Hill-Rom Holdings, Inc., which is now a subsidiary of Baxter International, Inc. (NYSE: BAX).

Previously, Ms. Ladone served as Senior Vice President and Corporate Officer, Investor Relations of Baxalta, Inc., a global biopharmaceutical company spun out from Baxter International in 2015. She began her career in Finance at Baxter International, and went on to serve in multiple financial, operational and communication roles of increasing responsibility at the company including leading Baxter’s investor relations between 2004 and 2015.

Ms. Ladone has consistently been recognized by the investment community as a top investor relations professional, including numerous designations by Institutional Investor. She currently is a member of the Board of Directors of Bioventus Inc. (NASDAQ: BVS), a global leader in innovations for active healing.

Ms. Ladone received a Bachelor of Business Administration degree (Finance & Business Economics) cum laude from the University of Notre Dame.

About Inogen

We are a medical technology company offering innovative respiratory products for use in the homecare setting. We primarily develop, manufacture and market innovative portable oxygen concentrators used to deliver supplemental long-term oxygen therapy to patients suffering from chronic respiratory conditions.

For more information, please visit www.inogen.com.

Inogen has used, and intends to continue to use, its Investor Relations website, http://investor.inogen.com/, as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD. For more information, visit http://investor.inogen.com/.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements with respect to the announced changes to Inogen’s board of directors; statements concerning or implying Inogen’s future financial performance; statements regarding Inogen’s goals and potential, including the potential for Inogen to achieve durable and sustainable growth at both the top-line and bottom-line; statements regarding the partnership between Inogen’s board of directors and management; the ability of management and board of directors personnel to contribute to the execution of Inogen’s strategic plans and goals; and the ability of Inogen to become a prominent leader in respiratory care. Any statements contained in this communication that are not statements of historical fact may be deemed to be forward-looking statements. Words such as “believes,” “anticipates,” “plans,” “expects,” “will,” “intends,” “potential,” “possible,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from currently anticipated results, including but not limited to, risks related to its announced management and organizational changes, and risks arising from the possibility that Inogen will not realize anticipated future financial performance or strategic goals. In addition, Inogen's business is subject to numerous additional risks and uncertainties, including, among others, risks relating to market acceptance of its products; competition; its sales, marketing and distribution capabilities; its planned sales, marketing, and research and development activities; interruptions or delays in the supply of components or materials for, or manufacturing of, its products; seasonal variations; unanticipated increases in costs or expenses; and risks associated with international operations. Information on these and additional risks, uncertainties, and other information affecting Inogen’s business operating results are contained in its Annual Report on Form 10-K for the period ended December 31, 2021, and in its other filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof. Inogen disclaims any obligation to update these forward-looking statements except as may be required by law.

Investor and Media Contacts

Bryan Locke, Mike DeGraff, Gabriella Coffey

ir@inogen.net